QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 2004

EQUIFAX INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	1-6605	58-0401110
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1550 Peachtree Street, N.W. Atlanta, Georgia (Address of principal executive offices)		30309 (Zip code)

Registrant's telephone number, including area code: (404) 885-8000

Not Applicable
(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

        (c) Exhibits.

          Exhibit 99.1    Press release issued by the Registrant on January 22, 2004.

          Exhibit 99.2    Additional Risk Factor

Item 9.    Regulation FD Disclosure

        The following information and exhibit is being furnished under Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition):

          On January 22, 2004, Equifax Inc. issued a press release dated January 22, 2004, announcing its financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached as an exhibit hereto and incorporated by reference into this Item 9 and into Item 12.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.
By:	/s/ DONALD T. HEROMAN Name: Donald T. Heroman Title: Chief Financial Officer

Dated: January 22, 2004

Exhibit Index

        The following exhibit is being filed with this report:

Exhibit No.	Description
99.1	Press release issued by the Registrant on January 22, 2004.
99.2	Additional Risk Factor

QuickLinks

SIGNATURES
Exhibit Index